 1 Exhibit 10.10 PARALLEL PETROLEUM CORPORATION CHANGE OF CONTROL AGREEMENT This Change of Control Agreement (this "Agreement"), dated as of June 1, 2001, is between Parallel Petroleum Corporation, a Delaware corporation ("Parallel"), and __________________ ("Employee"). RECITATIONS The Board of Directors of Parallel has determined that it is imperative that Parallel and the Board of Directors of Parallel be able to rely upon the Employee to continue in the Employee's position, and that Parallel be able to receive and rely upon the Employee's continued services in furtherance of the best interests of Parallel and its stockholders without concern that the Employee might be distracted by the personal uncertainties and risks created by a Change of Control; The Board of Directors of Parallel has authorized Parallel to enter into this Agreement with the Employee; NOW, THEREFORE, to assure Parallel that it will have the continued dedication of the Employee and the availability of the Employee's services notwithstanding the threat or occurrence of a Change of Control, to induce the Employee to remain in the employ of Parallel, and for other good and valuable consideration, Parallel and the Employee agree as follows: 1. Definitions. "Affiliate" means with respect to any Person, any other Person who is, or would be deemed to be, an "affiliate" or an "associates" of such Person within the respective meanings ascribed to such terms in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), as in effect on the date of this Agreement. 2 A Person will be deemed the "Beneficial Owner" of any securities which such Person or any of such Person's Affiliates would be deemed to beneficially own, directly or indirectly, within the meaning ascribed to such term in Rule 13d-3 under the 1934 Act as in effect on the date of this Agreement. "Change of Control" means the occurrence of any one or more of the following events: (1) Any Person becomes the Beneficial Owner of Voting Shares of Parallel entitling such Person to 15% or more of the Voting Power of Parallel; (2) Less than a majority of the members of the Board of Directors of Parallel shall be Continuing Directors; or (3) The stockholders of Parallel approve (i) a transaction providing for Parallel to be merged with or into, consolidated with or otherwise combined with or into another Person, (ii) a transaction providing for all or substantially all the assets or stock of Parallel to be acquired by or leased to another Person or (iii) the liquidation or dissolution of Parallel. "Company" means Parallel Petroleum Corporation or any Successor. "Continuing Director" means a director of Parallel who either (1) was a director of Parallel on the date of this Agreement or (2) is an individual whose appointment, election, or nomination for election, as a director of Parallel was approved by a vote of at least a majority of the directors of Parallel then still in office who were Continuing Directors (other than an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of Parallel, as such terms are used in Rule 14a-11 under the 1934 Act as in effect on the date of this Agreement). "Earnings" means an amount equal to the product obtained by multiplying (a) twelve by (b) the monthly gross salary of Employee paid by Parallel for the month immediately preceding the month in which a Change of Control occurs. 3 "Person" means any natural person, corporation, trust, company, organization, association, partnership or other entity of any kind, and any successors or assigns thereof, and shall also include any group of Persons acting jointly or in concert. "Successor" means any Person into or with which Parallel shall be merged, consolidated or otherwise combined, or any Person which acquires all or substantially all the assets of Parallel and in connection therewith assumes all or substantially all of Parallel's obligations and liabilities, including Parallel's obligations under this Agreement. "Vesting Date" means the time and date upon which a Change of Control occurs. "Voting Shares" means all securities of a company entitling the holders thereof to vote in an annual election of directors (without consideration of the rights of any class of stock other than the Common Stock to elect directors by a separate class vote); and a specified percentage of the "Voting Power" of a company shall mean such number of the Voting Shares as shall enable the holders thereof to cast such percentage of all the votes which could be cast in an annual election of directors (without consideration of the rights of any class of stock other than the Common Stock to elect directors by a separate class vote). 2. Services During Certain Events. If Employee continues to serve as an employee of Parallel from the date hereof until the Vesting Date, then Employee shall be entitled to receive a bonus in the amount and as otherwise specified in Section 3 below. 3. Payment of Bonus. (a) The Company shall pay to Employee a bonus within ten days after the Vesting Date; (b) the bonus will be paid in cash in a single lump sum; and (c) the bonus will be in an amount equal to Employee's Earnings. 4 4. Continuation of Other Benefits. For a period commencing on the Vesting Date and continuing for twelve months thereafter, the Company will continue to provide Employee and Employee's dependents with the same level of coverage under the medical, dental, disability and life insurance and retirement plans as were in effect for Employee (and dependents) immediately prior to the Vesting Date and on the same terms and conditions as in effect immediately prior to the Vesting Date. If the Employee cannot continue to participate in the plans of the Company, the Company shall otherwise provide such benefits on the same after-tax basis as if participation had continued. The twelve-month period during which medical and dental coverage is provided to Employee under this Section 4 will not be considered part of the "Continuation Period" for purposes of electing any COBRA continuation coverage. 5. Other Benefit Plans. The bonus provided for in this Agreement is not intended to require or to exclude Employee's continued participation in other benefit plans in which Employee currently participates or to preclude other compensation or benefits as may be authorized by the Board of Directors of Parallel from time to time. 6. Reimbursement of Expenses. The Company will pay all legal fees and related expenses which Employee may reasonably incur in seeking to obtain or enforce any payment, benefit or right provided by this Agreement after a Change in Control, including any such fees and expenses incurred in seeking advice with respect to this Agreement; provided, however, the Employee shall be required to repay any such amounts to the Company to the extent that a court of competent jurisdiction issues a final and non-appealable order setting forth the determination that the position taken by the Employee was frivolous or advanced in bad faith. 7. Conditions to the Obligations of the Company. The Company will have no obligation to pay or cause to be paid to Employee the bonus described herein if Employee dies, retires, resigns or is removed or terminated by Parallel as an employee of Parallel prior to the Vesting Date. 8. No Right to Continued Employment. This Agreement does not, and will not be construed to, give Employee any right to remain in the employ of Parallel. Parallel reserves the right to terminate Employee's employment with Parallel at any time; provided however, if a Change of Control occurs prior to Employee's death, retirement, resignation, removal 5 or termination, the rights and benefits of the Employee under Sections 3, 4, 5 and 6 of this Agreement shall survive any such termination. 9. Confidentiality. (a) Confidentiality. Employee agrees that at all times while Employee is serving as an employee of Parallel, Employee will not without the consent of Parallel, disclose to any person, firm or corporation any confidential information of Parallel or its subsidiaries which is now known to Employee or which hereafter may become known to Employee as a result of Employee's service as an employee or Employee's association with Parallel and which could be helpful to a competitor, unless such disclosure is required under the terms of a valid and effective subpoena or order issued by a court or governmental body; provided, however, that the foregoing shall not apply to confidential information which becomes publicly disseminated by means other than a breach of this Agreement. (b) Remedies for Breach. It is recognized that damages in the event of breach of this Section 9 by Employee would be difficult, if not impossible, to ascertain, and it is therefore agreed that Parallel, in addition to and without limiting any other remedy or right it may have, shall have the right to an injunction or other equitable relief in any court of competent jurisdiction enjoining any such breach, and Employee hereby waives any and all defenses Employee may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right shall not preclude Parallel from pursuing any other rights and remedies at law or in equity which Parallel may have. 10. Term of Agreement. If a Change of Control has not occurred, this Agreement shall automatically terminate and expire on the second anniversary of this Agreement, unless extended for an additional period or periods by resolution adopted by the Board of Directors of Parallel. If a Change of Control occurs, this Agreement shall continue in full force and effect and will not terminate or expire until Employee receives the bonus and benefits to which Employee is entitled hereunder. 6 11. Miscellaneous. (a) No Adverse Actions. Upon a Change of Control, no action, including, but not by way of limitation, the amendment, suspension or termination of this Agreement, will be taken which would adversely affect the rights of Employee or the operation of this Agreement with respect to the bonus and benefits to which Employee may have become entitled hereunder as a result of such Change of Control. (b) Assignment. Except as provided in subsection (g)(ii) below, no right, benefit or interest hereunder is subject to assignment, anticipation, alienation, sale, encumbrance, charge, pledge, hypothecation or set-off in respect of any claim, debt or obligation, or to execution, attachment, levy or similar process. (c) Construction of Agreement. Except as expressly provided herein, nothing in this Agreement will be construed to amend any provision of any plan or policy of the Company. This Agreement is not and nothing herein shall be deemed to create, a commitment of continued service by Employee as an employee of Parallel. The benefits provided under this Agreement are in addition to any other compensation agreement or arrangement that the Company may have with Employee. (d) Amendment. This Agreement may not be amended, modified or canceled except by written agreement of the Company and Employee. (e) Waiver. No provision of this Agreement may be waived except by a writing signed by the party to be bound thereby. (f) Severability. If any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions of this Agreement will remain in full force and effect to the fullest extent permitted by law. 7 (g) Successors. (i) This Agreement is binding upon any Successor to Parallel, and any Person that acquires substantially all of Parallel's assets or substantially all its business (whether direct or indirect, by purchase, merger, consolidation or otherwise), in the same manner and to the same extent that Parallel would be obligated under this Agreement if no succession had taken place. (ii) This Agreement will inure to the benefit of, and be enforceable by, Employee's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If Employee dies after the Vesting Date but prior to the receipt of the bonus payable hereunder with respect to events occurring prior to death, such bonus will be paid pursuant to the last beneficiary designation executed by the Employee and filed with Parallel. If no beneficiary form has been filed with respect to this Agreement, the bonus will be paid to Employee's estate. (h) Taxes. The Company will withhold from all payments due to Employee (or Employee's beneficiary or estate) hereunder all taxes which, by applicable federal, state, local or other law, Parallel is required to withhold therefrom. (i) GOVERNING LAW. THIS AGREEMENT WILL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS. (j) Gender. Wherever in this Agreement words are used in the masculine or neuter gender, they will be read and construed as in the masculine, feminine or neuter gender wherever they would so apply, and vice versa. Wherever words appear in the singular or plural, they will be read and construed as in the plural or singular, respectively, wherever they would so apply. (k) Headings. The headings of the Sections herein are included solely for reference convenience, and will not in any way affect the meaning or interpretation of the Agreement. 8 (l) Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties hereto with respect to the matters covered hereby. IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written. PARALLEL PETROLEUM CORPORATION By: EMPLOYEE _